Exhibit 10.11

TRADEMARK LICENSE AGREEMENT

THIS TRADEMARK LICENSE AGREEMENT (the “Agreement”), made as of the              day of                     , 2006, is by and among Constellation Energy Partners LLC, a Delaware limited liability company (the “Company”), and Constellation Energy Group, Inc., a Maryland corporation (“Constellation”).

WHEREAS, subject to the terms hereof, Constellation desires to grant the Company, and the Company desires to take from Constellation, a limited license to use certain marks in connection with the Company’s business.

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (each, a “Party” and together, the “Parties”) agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Defined Terms. Capitalized terms used, but not defined herein, shall have the meanings given them in the LLC Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth below:

“Affiliate” means, with respect to a Person, any other Person controlling, controlled by or under common control with such Person.

“Agreement” means this Agreement, as it may be amended from time to time.

“Business Day” means any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the States of Maryland or Texas.

“Closing Date” means the date of the closing of the initial public offering, pursuant to the Prospectus, of Common Units.

“Company” has the meaning set forth in the above preamble.

“Conflicts Committee” has the meaning given such term in the LLC Agreement.

“Constellation” has the meaning set forth in the above preamble.

“LLC Agreement” means the Second Amended and Restated Operating Agreement of the Company, dated as of the Closing Date, as such agreement is in effect on the Closing Date, to which reference is hereby made for all purposes of this Agreement. An amendment or modification to the LLC Agreement subsequent to the Closing Date shall be given effect for the purposes of this Agreement only if it has received the approval that would be required pursuant to Section 4.10 hereof if such amendment or modification were an amendment or modification of this Agreement.

“Marks” means all trademarks, tradenames, logos and service marks identified on Exhibit A.

“Person” means any individual, corporation, partnership, business trust, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Proceedings” means all proceedings, actions, claims, suits and notices of investigations by or before any arbitrator or Governmental Authority.

“Prospectus” means the final prospectus, dated October     , 2006, relating to the initial public offering of common units representing Class B limited liability company interests in the Company, as filed with Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933.

“Term” means the period from the Closing Date through the date upon which the right of the holder or holders of the Class A Units to elect Class A Managers pursuant to Section 11.8(e) of the LLC Agreement is terminated.

“Third Party” means any Person other than the Company or Constellation or any of their respective Affiliates.

Section 1.2 Other Definitions. Words not otherwise defined herein that have well-known and generally accepted technical or trade meanings in the oil and gas industry are used herein in accordance with such recognized meanings.

Section 1.3 Construction. As used in this Agreement, unless expressly stated otherwise, references to “includes” and its derivatives mean “includes, but is not limited to,” and corresponding derivative expressions. Unless otherwise specified, all references in this Agreement to “Sections” and “Exhibits” are references to the corresponding sections in and exhibits attached to this Agreement; all such exhibits are incorporated herein by reference.

ARTICLE 2

Intellectual Property License

Section 2.1 Limited License. Subject to the terms and conditions herein, Constellation hereby grants to the Company the limited right and license to use the Marks solely in connection with the Company’s businesses and the services performed therewith within the United States during the Term and for a period of six (6) months thereafter.

Section 2.2 Restrictions on Marks. In order to ensure the quality of uses under the Marks, and to protect the goodwill of the Marks, the Company agrees as follows:

(a) The Company will only use the Marks in formats approved by Constellation and only in strict association with the Company’s businesses and the services performed therewith;

(b) Prior to publishing any new format or appearance of the Marks or the advertising or promotional materials, the Company shall first provide such format, appearance or materials to Constellation for its approval. If Constellation does not inform the Company in writing within fourteen (14) days from the date of the receipt of such new format, appearance or materials that such new format, appearance or materials is acceptable, then such new format, appearance or materials shall be deemed to be unacceptable and disapproved by Constellation. Constellation may withhold approval of any proposed changes to the format, appearance or materials that the Company propose to use in Constellation’s sole discretion; and

(c) The Company shall not, without the prior approval of Constellation, use any other trademarks, service marks, trade names or logos in connection with the Marks or use the Marks or any trademark or service mark confusingly similar to the Marks after the termination of this Agreement. The Company will not use the Marks in such a manner so as to impair the validity or enforceability of, or in any way disparage or dilute, the Marks.

Section 2.3 Ownership. Constellation shall own all right, title and interest, including all goodwill relating thereto, in and to the Marks, and all trademark rights embodied therein shall at all times be solely vested in Constellation. The Company shall have no right, title, interest or claim of ownership in the Marks, except for the limited license granted in this Agreement. All use of the Marks shall inure to the benefit of Constellation. The Company agrees that it will not attack the title of Constellation in and to the Marks.

Section 2.4 Estoppel. Nothing in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon the Company (a) any license or other right under the intellectual property rights of Constellation other than the limited license granted herein to the Marks as set forth expressly herein or (b) any license rights other than those expressly granted herein.

Section 2.5 Warranties; Disclaimers.

(a) Constellation represents and warrants that (i) it owns and has the right to license the Marks licensed under this Agreement, and (ii) the Marks do not infringe upon the rights of any Third Parties.

(b) EXCEPT FOR THE WARRANTIES AND REPRESENTATIONS DESCRIBED IN SECTION 2.5(a), CONSTELLATION DISCLAIMS ANY AND ALL WARRANTIES, CONDITIONS OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN) WITH RESPECT TO THE SUBJECT MATTER HEREOF, OR ANY PART THEREOF, INCLUDING ANY AND ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS OR SUITABILITY FOR ANY PURPOSE (WHETHER CONSTELLATION KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE IN FACT AWARE OF ANY SUCH PURPOSE) WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE OR BY COURSE OF DEALING.

Section 2.6 Remedies and Enforcement. The Company acknowledges and agrees that a breach by it of its obligations under this Article 2 would cause irreparable harm to Constellation and that monetary damages would not be adequate to compensate Constellation. Accordingly, the Company agrees that Constellation shall be entitled to immediate equitable relief, including a temporary or permanent injunction, to prevent any threatened, likely or ongoing violation by the Company, without the necessity of posting bond or other security. Constellation’s right to equitable relief shall be in addition to other rights and remedies available to Constellation, for monetary damages or otherwise.

ARTICLE 3

INDEMNIFICATION; LIMITATIONS

Section 3.1 Indemnification by CEPM. Constellation hereby agrees to DEFEND, INDEMNIFY AND HOLD HARMLESS the Company and its officers, managers, members, partners, directors, employees, agents and Affiliates (collectively, the “Company Indemnitees”) from any and all threatened or actual claims, demands, causes of action, suits, proceedings, losses, damages, fines, penalties, liabilities, costs and expenses of any nature, including attorneys’ fees and court costs (collectively, “Liabilities”), sustained by, incurred by, arising in favor of or asserted by any Third Parties, employees, agents and representatives of Constellation, or any contractors or subcontractors of Constellation, in any way relating to any claim of infringement or ownership asserted by a Third Party as to the Marks.

Section 3.2 Negligence; Strict Liability. EXCEPT AS EXPRESSLY PROVIDED IN Section 3.1, THE DEFENSE AND INDEMNITY OBLIGATIONS IN Section 3.1 SHALL APPLY REGARDLESS OF CAUSE OR OF ANY NEGLIGENT ACTS OR OMISSIONS (INCLUDING SOLE NEGLIGENCE, CONCURRENT NEGLIGENCE OR STRICT LIABILITY), BREACH OF DUTY (STATUTORY OR OTHERWISE), VIOLATION OF LAW OR OTHER FAULT OF ANY INDEMNIFIED PARTY, OR ANY PRE-EXISTING DEFECT; PROVIDED, HOWEVER, THAT THIS PROVISION SHALL IN NO WAY LIMIT OR ALTER ANY QUALIFICATIONS SET FORTH IN SUCH DEFENSE AND INDEMNITY OBLIGATIONS EXPRESSLY RELATING TO GROSS NEGLIGENCE, INTENTIONAL MISCONDUCT OR BREACH OF THIS AGREEMENT. BOTH PARTIES AGREE THAT THIS STATEMENT COMPLIES WITH THE REQUIREMENT KNOWN AS THE ‘EXPRESS NEGLIGENCE RULE’ TO EXPRESSLY STATE IN A CONSPICUOUS MANNER AND TO AFFORD FAIR AND ADEQUATE NOTICE THAT THIS ARTICLE HAS PROVISIONS REQUIRING ONE PARTY TO BE RESPONSIBLE FOR THE NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF ANOTHER PARTY.

Section 3.3 Exclusion of Damages. NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY HERETO FOR EXEMPLARY, PUNITIVE, CONSEQUENTIAL, SPECIAL, INDIRECT OR INCIDENTAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT.

ARTICLE 4

MISCELLANEOUS PROVISIONS

Section 4.1 Notices. All notices or advices required or permitted to be given by or pursuant to this Agreement, shall be given in writing. All such notices and advices shall be (i) delivered personally, (ii) delivered by facsimile or delivered by U.S. registered or certified mail, return receipt requested mail, or (iii) delivered for overnight delivery by a nationally recognized overnight courier service. Such notices and advices shall be deemed to have been given (i) on the date of delivery if delivered personally or by facsimile, (ii) on the third Business Day following the date of mailing if mailed by U.S. registered or certified mail, return receipt requested, or (iii) on the date of receipt if delivered for overnight delivery by a nationally recognized overnight courier service. All such notices and advices and all other communications related to this Agreement shall be given as follows:

If to Constellation:

Constellation Energy Group, Inc.

Attn:

750 East Pratt Street

Baltimore, Maryland 21202

Telephone: (410)

Fax: (410)

With a copy to:

Constellation Energy Group, Inc.

Attn: General Counsel

750 East Pratt Street

Baltimore, Maryland 21202

Telephone: (410)

Fax: (410)

If to the Company:

Constellation Energy Partners LLC

Attn: Chief Financial Officer

111 Market Place

Baltimore, Maryland 21202

Telephone: (410) 468-3500

Fax: (410) 468-3499

With a copy to:

Constellation Energy Partners LLC

Attn: Legal Department

One Allen Center

500 Dallas

Suite 3300

Houston, Texas 77002

Telephone: (713)

Fax: (713)

or to such other address as the party may have furnished to the other parties in accordance herewith, except that notice of change of addresses shall be effective only upon receipt.

Section 4.2 Choice of Law; Submission to Jurisdiction. This Agreement shall be subject to and governed by the laws of the State of New York, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each Party hereby submits to the non-exclusive jurisdiction of the federal courts in the State of New York and to venue in New York, New York.

Section 4.3 Entire Agreement. This Agreement is the entire Agreement of the Parties respecting the subject matter hereof. There are no other agreements, representations or warranties, whether oral or written, respecting the subject matter hereof, and this Agreement supersedes and replaces any such prior agreements, representations or warranties.

Section 4.4 Jointly Drafted. This Agreement, and all the provisions of this Agreement, shall be deemed drafted by both of the Parties, and shall not be construed against either Party on the basis of that Party’s role in drafting this Agreement.

Section 4.5 Further Assurances. In connection with this Agreement, each Party shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement.

Section 4.6 Assignment. This Agreement may not be assigned by any Party without the prior written consent of all of the other Parties. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 4.7 No Third-Party Beneficiaries. Nothing in this Agreement shall provide any benefit to any Third Party or entitle any Third Party to any claim, cause of action, remedy or right of any kind, it being the intent of the Parties that this Agreement shall not be construed as a third-party beneficiary contract.

Section 4.8 Relationship of the Parties. Nothing in this Agreement shall be construed to create a partnership or joint venture or give rise to any fiduciary or similar relationship of any kind.

Section 4.9 Effect of Waiver or Consent. No waiver or consent, express or implied, by any Party to or of any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder. Failure on the part of a Party to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder until the applicable statute of limitations period has run.

Section 4.10 Amendment or Modification. This Agreement may be amended, restated or modified from time to time only by the written agreement of both of the Parties; provided, however, that the Company may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that will adversely affect the holders of Common Units. Each such instrument shall be reduced to writing and shall be designated on its face an “Amendment,” “Addendum” or a “Restatement” to this Agreement.

Section 4.11 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Section 4.12 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 4.13 Withholding or Granting of Consent. Except as expressly provided to the contrary in this Agreement, each Party may, with respect to any consent or approval that it is entitled to grant pursuant to this Agreement, grant or withhold such consent or approval in its sole and uncontrolled discretion, with or without cause, and subject to such conditions as it shall deem appropriate.

Section 4.14 Laws and Regulations. Notwithstanding any provision of this Agreement to the contrary, no Party shall be required to take any act, or fail to take any act, under this Agreement if the effect thereof would be to cause such Party to be in violation of any applicable law, statute, rule or regulation.

[SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement on, and to be effective as of, the Closing Date.

“COMPANY”

CONSTELLATION ENERGY PARTNERS LLC

By:
Name:
Title:
Date:

“CONSTELLATION”

CONSTELLATION ENERGY GROUP, INC.

By:
Name:
Title:
Date:

EXHIBIT A

Marks

[to come]

EXH-A-1